UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2010 (August 30, 2010)
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	37-1516132 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On August 30, 2010, Calumet Shreveport Fuels, LLC (“Calumet Shreveport Fuels”), a wholly-owned subsidiary of Calumet Specialty Products Partners, L.P. (the “Company”), entered into Amendment No. 4 to Crude Oil Supply Agreement (the “Shreveport Amendment”) with Legacy Resources Co., L.P. (“Legacy”), a related party. The Shreveport Amendment, effective as of September 1, 2010, modifies the market-based pricing mechanism established in the Crude Oil Supply Agreement, effective as of September 1, 2009, by and between Calumet Shreveport Fuels and Legacy, under which Legacy supplies the Company’s Shreveport refinery with a portion of the refinery’s crude oil requirements on a just-in-time basis.
     On August 30, 2010, Calumet Lubricants Co., L.P. (“Calumet Lubricants”), a wholly-owned subsidiary of the Company, entered into Amendment No. 4 to Crude Oil Supply Agreement (the “Princeton Amendment”) with Legacy. The Princeton Amendment, effective as of September 1, 2010, modifies the market-based pricing mechanism established in the Crude Oil Supply Agreement, effective as of April 30, 2008, by and between Calumet Lubricants and Legacy, under which Legacy supplies the Company’s Princeton refinery with all of the refinery’s crude oil requirements on a just-in-time basis.
     Because Legacy is owned in part by The Heritage Group, an affiliate of the Company’s general partner, the Company’s chief executive officer and president, F. William Grube, and the Company’s executive vice president and chief operating officer, Jennifer G. Straumins, the terms of the Shreveport Amendment and the Princeton Amendment were reviewed by the Company’s conflicts committee, which consists entirely of independent directors. The conflicts committee approved the Shreveport Amendment and the Princeton Amendment after determining that their terms are fair and reasonable to the Company.
     The foregoing description is qualified in its entirety by reference to the Shreveport Amendment and the Princeton Amendment, copies of which are attached hereto as Exhibit 10.24 and Exhibit 10.25, respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Exhibit 10.24	Amendment No. 4 to Crude Oil Supply Agreement, dated as of August 30, 2010 and effective September 1, 2010, between Calumet Shreveport Fuels, LLC, customer, and Legacy Resources Co., L.P., supplier.

Exhibit 10.25	Amendment No. 4 to Crude Oil Supply Agreement, dated as of August 30, 2010 and effective September 1, 2010, between Calumet Lubricants Co., L.P., customer, and Legacy Resources Co., L.P., supplier.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	CALUMET GP, LLC,
its General Partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

September 3, 2010

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.24	Amendment No. 4 to Crude Oil Supply Agreement, dated as of August 30, 2010 and effective September 1, 2010, between Calumet Shreveport Fuels, LLC, customer, and Legacy Resources Co., L.P., supplier.

Exhibit 10.25	Amendment No. 4 to Crude Oil Supply Agreement, dated as of August 30, 2010 and effective September 1, 2010, between Calumet Lubricants Co., L.P., customer, and Legacy Resources Co., L.P., supplier.